                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) December 21, 2000
                                                        -----------------

                            PARK NATIONAL CORPORATION
       ------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Ohio                         1-13006                  31-1179518
--------------------          ------------------------     ---------------------
   (State or other            (Commission File Number)         (IRS Employer
   jurisdiction of                                          Identification No.)
     incorporation)


            50 North Third Street, Newark, Ohio                     43055
        -------------------------------------------             --------------
          (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code    (614) 349-8451
                                                     ---------------


                                 Not Applicable
      ---------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5. Other Events and Regulation FD Disclosure

         This Current Report on Form 8-K is being filed for the purpose of including supplemental consolidated financial statements which give retroactive effect to the mergers of U.B. Bancshares, Inc. and SNB Corp. into Park National Corporation, effective April 30, 2000. Each merger was accounted for as a pooling-of-interests as described in Note 1 of the Notes to Supplemental Consolidated Financial Statements included in "Item 7 - Financial Statements and Exhibits." Considered together, U.B. Bancshares, Inc. and SNB Corp. are not significant pursuant to Rule 11-01(b) of Regulation S-X promulgated by the Securities and Exchange Commission.

Item 7. Financial Statements and Exhibits

         (a.)  Financial Statements of Businesses Acquired

                  The following supplemental consolidated financial statements and accompanying notes of Park National Corporation have been restated to include the accounts and operations of U.B. Bancshares, Inc. and SNB Corp. for all periods presented.

Report of Ernst & Young, LLP Independent Auditors        . . . . . . . .    3

Supplemental Financial Statements:

    Park National Corporation and Subsidiaries

         Supplemental Consolidated Balance Sheets        . . . . . . . .  4,5
         Supplemental Consolidated Statements of Income  . . . . . . . .  6,7
         Supplemental Consolidated Statements of
                Changes in Shareholders' Equity          . . . . . . . .    8
         Supplemental  Consolidated Statements of
              Cash Flows                                 . . . . . . . .    9
         Notes to Supplemental Consolidated
                                Financial Statements     . . . . . . . .   10


         (c.)  Exhibits Filed: Exhibit 23.1 Consent of Independent Auditors
                  Exhibit 27.1 Restated Financial Data Schedule for Dec. 31,
                  1999
                  Exhibit 27.2 Restated Financial Data Schedule for Dec. 31,
                  1998
                  Exhibit 27.3 Restated Financial Data Schedule for Dec. 31,
                  1997

                         Report of Independent Auditors

To the Board of Directors and Stockholders
Park National Corporation

We have audited the accompanying supplemental consolidated balance sheets of Park National Corporation and Subsidiaries as of December 31, 1999 and 1998, and the related supplemental consolidated statements of income, changes in stockholders' equity and cash flows for each of the three years in the period ended December 31, 1999. The supplemental consolidated financial statements give retroactive effect to the mergers of Park National Corporation with SNB Corp. and U.B. Bancshares, Inc., both on April 30, 2000, which have been accounted for using the pooling of interests method of accounting as described in Note 1. These supplemental consolidated financial statements are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these supplemental financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

Generally accepted accounting principles proscribe giving effect to consummated business combinations accounted for using the pooling of interests method in financial statements that do not include the date of consummation. These supplemental consolidated financial statements do not extend through the dates of consummation; however, they will become the historical consolidated financial statements of Park National Corporation and Subsidiaries after financial statements covering the dates of consummation of the business combination are issued.

In our opinion, the supplemental consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Park National Corporation and Subsidiaries at December 31, 1999 and 1998, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, after giving retroactive effect to the mergers with SNB Corp. and U.B. Bancshares, Inc. as described in Note 1, in conformity with accounting principles generally accepted in the United States.

                                                          /s/ Ernst & Young, LLP

Columbus, Ohio
December 20, 2000

                   Park National Corporation and Subsidiaries

                    Supplemental Consolidated Balance Sheets

                                                                                        DECEMBER 31
                                                                                   1999             1998
                                                                             ----------------------------------
                                                                                  (Dollars in thousands)
ASSETS
Cash and due from banks                                                             $ 123,975        $ 119,620
Federal funds sold                                                                      1,550            7,085

Investment securities:
    Securities available-for-sale, at fair value (amortized
      cost of $792,626 and $786,235 at December 31, 1999
      and 1998, respectively)                                                         778,570          799,432
    Securities held-to-maturity, at amortized cost (fair
      value of $4,451 and $35,281 at
      December 31, 1999 and 1998, respectively)                                         4,321           34,373
                                                                             ----------------------------------
Total investment securities                                                           782,891          833,805

Loans                                                                               2,144,187        1,913,697
Unearned loan interest                                                               (16,762)         (12,491)
                                                                             ----------------------------------
Total loans                                                                         2,127,425        1,901,206
Allowance for possible loan losses                                                   (45,176)         (41,215)
                                                                             ----------------------------------
Net loans                                                                           2,082,249        1,859,991

Other assets:
    Premises and equipment, net                                                        32,468           32,889
    Accrued interest receivable                                                        18,798           18,647
    Other                                                                              91,432           72,842
                                                                             ----------------------------------
Total other assets                                                                    142,698          124,378

                                                                             ----------------------------------
Total assets                                                                       $3,133,363       $2,944,879
                                                                             ==================================

                                                                                       DECEMBER 31
                                                                                  1999             1998
                                                                             ---------------------------------
                                                                                  (Dollars in thousands)
LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:

    Noninterest bearing                                                           $  342,680       $  338,939
    Interest bearing                                                               2,065,382        1,993,439
                                                                             ---------------------------------
Total deposits                                                                     2,408,062        2,332,378

Short-term borrowings                                                                364,258          269,208
Long-term debt                                                                        16,993           23,402

Other liabilities:
    Accrued interest payable                                                           9,797            9,305
    Other                                                                             44,192           24,849
                                                                             ---------------------------------
Total other liabilities                                                               53,989           34,154
                                                                             ---------------------------------
Total liabilities                                                                  2,843,302        2,659,142

Stockholders' equity:
    Common stock, no par value (20,000,000 shares
      authorized; 11,251,598 shares issued in 1999                                    79,108           75,754
      and 11,203,445 issued in 1998)
    Accumulated other comprehensive income, net                                       (9,161)           8,594

    Retained earnings                                                                243,488          221,597
    Less:  Treasury stock (359,190 shares in 1999
      and 341,089 shares in 1998)                                                    (23,374)         (20,208)
                                                                             ---------------------------------
Total stockholders' equity                                                           290,061          285,737
                                                                             ---------------------------------
Total liabilities and stockholders' equity                                        $3,133,363       $2,944,879
                                                                             =================================

The accompanying notes are an integral part of the supplemental consolidated financial statements.

                   Park National Corporation and Subsidiaries

                 Supplemental Consolidated Statements of Income

                                                                            YEAR ENDED DECEMBER 31
                                                                      1999           1998            1997
                                                                 ----------------------------------------------
                                                                 (Dollars in thousands, except per share data)

Interest income:
    Interest and fees on loans                                        $ 173,722       $ 169,943      $ 164,315
    Interest and dividends on:
      Obligations of U.S. Government, its agencies
        and other securities                                             42,449          39,349         38,096
      Obligations of states and political subdivisions                    7,777           7,188          5,973
    Other interest income                                                   368             966            833
                                                                 ----------------------------------------------
Total interest income                                                   224,316         217,446        209,217

Interest expense:
    Interest on deposits:
      Demand and savings deposits                                        17,056          19,900         19,834
      Time deposits                                                      59,238          62,570         59,361
    Interest on short-term borrowings                                    14,225           9,938          8,422
    Interest on long-term debt                                            1,035           1,460          3,162
                                                                 ----------------------------------------------
Total interest expense                                                   91,554          93,868         90,779
                                                                 ----------------------------------------------
Net interest income                                                     132,762         123,578        118,438

Provision for loan losses                                                11,269           6,978          7,284
                                                                 ----------------------------------------------
Net interest income after provision for loan losses                     121,493         116,600        111,154

Other income:
    Income from fiduciary activities                                      5,662           5,081          5,192
    Service charges on deposit accounts                                   8,355           7,500          6,936
    Gain /(loss) on sale of securities                                  (4,809)
                                                                                             97           (10)
    Other service income                                                  4,836           6,013          3,974
    Other                                                                 9,520           7,764          6,443
                                                                 ----------------------------------------------
Total other income                                                       23,564          26,455         22,535

                                                                            YEAR ENDED DECEMBER 31
                                                                      1999           1998            1997
                                                                 ----------------------------------------------
                                                                 (Dollars in thousands, except per share data)

Other expense:
    Salaries and employee benefits                                     $ 40,550        $ 37,182       $ 36,697
    Data processing fees                                                  5,484           4,588          5,377
    Fees and service charges                                              5,620           3,663          3,944
    Net occupancy expense of bank premises                                4,233           3,978          3,883
    Amortization of intangibles                                           3,073           3,462          2,305
    Furniture and equipment expense                                       4,972           5,668          4,511
    Insurance                                                               927             988            945
    Marketing                                                             2,598           2,461          2,405
    Postage and telephone                                                 3,674           3,417          3,071
    State taxes                                                           2,288           2,241          2,452
    Other                                                                 6,493           7,675          6,320
                                                                 ----------------------------------------------
Total other expense                                                      79,912          75,323         71,910
                                                                 ----------------------------------------------

Income before federal income taxes                                       65,145          67,732         61,779

Federal income taxes                                                     18,358          20,724         18,738
                                                                 ----------------------------------------------

Net income                                                             $ 46,787        $ 47,008       $ 43,041
                                                                 ==============================================


Earnings per share:
    Basic                                                              $   4.30        $   4.31       $   3.93
    Diluted                                                            $   4.28        $   4.28       $   3.91



The accompanying notes are an integral part of the supplemental consolidated financial statements.

                   Park National Corporation and Subsidiaries

     Supplemental Consolidated Statements of Changes in Stockholders' Equity

                  (Dollars in thousands, except per share data)


                                                                                          COMMON STOCK
                                                                                     SHARES                         RETAINED
                                                                                   OUTSTANDING        AMOUNT        EARNINGS
                                                                                ---------------------------------------------------
Balance, January 1 1997                                                                10,941,463       $ 71,595      $ 169,178
    Treasury stock purchased                                                             (120,697)             -              -
    Treasury stock reissued primarily for stock options exercised                          28,783              -              -
    Shares issued for dividend reinvestment plan and stock options                        113,683          2,335              -
    Cash payment for fractional shares in merger                                             (630)           (40)             -
    Tax benefit from exercise of stock options                                                  -          1,379              -
    Net income                                                                                  -              -         43,041
Other comprehensive income, net of tax:
    Unrealized net holding gain on securities available-for-sale, net of income taxes of $1,451


     Total other comprehensive income

Comprehensive income
Cash Dividends:
    Corporation at $1.60 per share                                                              -              -        (14,905)
    Cash dividends declared at First-Knox, SNB Corp., and U.B.
    Bancshares prior to merger                                                                                 -         (2,184)
                                                                                ---------------------------------------------------
Balance, December 31, 1997                                                             10,962,602         75,269        195,130
    Treasury stock purchased                                                            (144,754)              -              -
    Treasury stock reissued primarily for stock options exercised                          39,495              -              -
    Shares issued for stock options                                                         2,314             81              -
    Tax benefit from exercise of stock options                                                  -             42              -
    Issuance of stock by U.B. Bancshares prior to merger                                    2,699            362
    Net income                                                                                  -              -         47,008
Other comprehensive income, net of tax:
    Unrealized net holding gain on securities available-for-sale, net of income taxes of $536

      Total other comprehensive income

Comprehensive income
    Cash dividends:
      Corporation at $1.94 per share                                                            -              -        (19,057)
      Cash dividends declared at SNB Corp. and U.B. Bancshares prior to merger                                           (1,484)
                                                                                ---------------------------------------------------
Balance, December 31, 1998                                                             10,862,356         75,754        221,597
    Treasury stock purchased                                                              (57,825)             -              -
    Treasury stock reissued primarily for stock options exercised                          39,723            (39)             -
    Shares issued for stock options                                                           652             29              -
    Tax benefit from exercise of stock options                                                  -             14              -
    Issuance of stock by U.B. Bancshares prior to merger                                   48,096          3,401              -
    Cash payment for fractional shares in 5% stock dividend                                  (594)           (51)
    Net income                                                                                  -              -         46,787
Other comprehensive income, net of tax:
    Unrealized net holding loss on securities available-for-sale, net of income taxes of ($(9,498)

      Total other comprehensive income

Comprehensive income
    Cash dividends:
      Corporation at $2.36 per share                                                            -              -        (23,061)
      Cash dividends declared at SNB Corp. and U.B. Bancshares prior to merger                                           (1,835)
                                                                                ---------------------------------------------------
Balance, December 31, 1999                                                             10,892,408       $ 79,108      $ 243,488
                                                                                ===================================================

                                                                                ACCUMULATED
                                                                                   OTHER
                                                                               COMPREHENSIVE       TREASURY
                                                                                  INCOME            STOCK          TOTAL
                                                                               -----------------------------------------------
Balance, January 1 1997                                                               $   4,861      $ (4,239)      $ 241,395
    Treasury stock purchased                                                                  -        (7,165)         (7,165)
    Treasury stock reissued primarily for stock options exercised                             -         1,530           1,530
    Shares issued for dividend reinvestment plan and stock options                            -             -           2,335
    Cash payment for fractional shares in merger                                              -             -             (40)
    Tax benefit from exercise of stock options                                                -             -           1,379
    Net income                                                                                -             -          43,041
Other comprehensive income, net of tax:
    Unrealized net holding gain on securities available-for-sale, net
      of income taxes of $1,451                                                           2,713                         2,713
                                                                                                               ---------------
     Total other comprehensive income                                                                                   2,713
                                                                                                               ---------------
Comprehensive income                                                                                                   45,754
Cash Dividends:
    Corporation at $1.60 per share                                                            -             -         (14,905)
    Cash dividends declared at First-Knox, SNB Corp., and U.B.
    Bancshares prior to merger                                                                -             -          (2,184)
                                                                               -----------------------------------------------
Balance, December 31, 1997                                                                7,574        (9,874)        268,099
    Treasury stock purchased                                                                  -       (12,581)        (12,581)
    Treasury stock reissued primarily for stock options exercised                             -         2,247           2,247
    Shares issued for stock options                                                           -             -              81
    Tax benefit from exercise of stock options                                                -             -              42
    Issuance of stock by U.B. Bancshares prior to merger                                                                  362
    Net income                                                                                -             -          47,008
Other comprehensive income, net of tax:
    Unrealized net holding gain on securities available-for-sale, net
      of income taxes of $536                                                             1,020                         1,020
                                                                                                               ---------------
      Total other comprehensive income                                                                                  1,020
                                                                                                               ---------------
Comprehensive income                                                                                                   48,028
    Cash dividends:
      Corporation at $1.94 per share                                                          -             -         (19,057)
      Cash dividends declared at SNB Corp. and U.B. Bancshares prior to merger                                         (1,484)
                                                                               -----------------------------------------------
Balance, December 31, 1998                                                                8,594       (20,208)        285,737
    Treasury stock purchased                                                                  -        (5,285)         (5,285)
    Treasury stock reissued primarily for stock options exercised                             -         2,119           2,080
    Shares issued for stock options                                                           -              -             29
    Tax benefit from exercise of stock options                                                -              -             14
    Issuance of stock by U.B. Bancshares prior to merger                                      -              -          3,401
    Cash payment for fractional shares in 5% stock dividend                                                               (51)
    Net income                                                                                -              -         46,787
Other comprehensive income, net of tax:
    Unrealized net holding loss on securities available-for-sale, net
      of income taxes of ($(9,498)                                                     (17,755)                       (17,755)
                                                                                                               ---------------
      Total other comprehensive income                                                                                (17,755)
                                                                                                               ---------------
Comprehensive income                                                                                                   29,032
    Cash dividends:
      Corporation at $2.36 per share                                                          -             -         (23,061)
      Cash dividends declared at SNB Corp. and U.B. Bancshares prior to merger                                         (1,835)
                                                                               -----------------------------------------------
Balance, December 31, 1999                                                          $   (9,161)     $ (23,374)      $ 290,061
                                                                               ===============================================


The accompanying notes are an integral part of the supplemental consolidated financial statements.

                   Park National Corporation and Subsidiaries

               Supplemental Consolidated Statements of Cash Flows

                                                                                           YEAR ENDED DECEMBER 31
                                                                                      1999          1998           1997
                                                                                 --------------------------------------------
                                                                                           (Dollars in thousands)
OPERATING ACTIVITIES
Net income                                                                              $46,787       $47,008        $43,041
Adjustments to reconcile net income to net cash
    provided by operating activities:
      Provision for loan losses                                                          11,269         6,978          7,284
      Amortization of loan costs and fees, net                                           (1,069)         (796)          (788)
      Provision for depreciation and amortization                                         4,302         5,182          3,927
      Amortization of the excess of cost over
        net assets of banks purchased                                                     3,103         3,462          2,305
      Amortization (accretion) of investment securities                                     176          (931)        (1,119)
      Deferred income taxes                                                               3,968           755            115
      Realized investment security losses (gains)                                         4,809           (97)            10
      Changes in assets and liabilities:
        Increase in other assets                                                         (8,460)      (13,170)        (6,190)
        Increase in other liabilities                                                     1,212           715          3,080
                                                                                 --------------------------------------------
Net cash provided by operating activities                                                66,097        49,106         51,665

INVESTING ACTIVITIES
Proceeds from sales of available-for-sale securities                                    162,013        51,839         46,569
Proceeds from maturities of securities:
    Held-to-maturity                                                                     31,017        11,821          7,581
    Available-for-sale                                                                  193,905       168,251        164,637
Purchase of securities:
    Held-to-maturity                                                                       (965)      (21,654)        (5,702)
    Available-for-sale                                                                 (355,202)     (380,481)      (185,605)
Net increase in loans                                                                  (232,458)      (53,531)      (121,580)
Purchase of loans                                                                             -        (2,991)       (11,582)
Cash paid for branches                                                                   (2,587)       (5,354)        (6,748)
Purchases of premises and equipment, net                                                 (3,490)       (4,560)        (3,849)
                                                                                 --------------------------------------------
Net cash used in investing activities                                                  (207,767)     (236,660)      (116,279)

FINANCING ACTIVITIES
Purchase of deposits                                                                     14,887        45,524         49,192
Net increase in deposits                                                                 60,797        97,639         48,766
Net increase in short-term borrowings                                                    95,050       100,156         17,790
Cash payment for fractional shares of common stock                                          (51)            -            (40)
Exercise of stock options                                                                     4           123          3,714
Purchase of treasury stock, net                                                          (3,166)      (10,334)        (5,635)
Proceeds from issuance of common stock                                                    3,401           362              -
Proceeds from long-term debt                                                              2,300        14,796         14,000
Repayment of long-term debt                                                              (8,709)      (30,534)       (37,600)
Cash dividends paid                                                                     (24,023)      (19,359)       (15,942)
                                                                                 --------------------------------------------
Net cash provided by financing activities                                               140,490       198,373         74,245
                                                                                 --------------------------------------------
(Decrease) increase in cash and cash equivalents                                         (1,180)       10,819          9,631
Cash and cash equivalents at beginning of year                                          126,705       115,886        106,255
                                                                                 --------------------------------------------
Cash and cash equivalents at end of year                                               $125,525      $126,705       $115,886
                                                                                 ============================================


The accompanying notes are an integral part of the supplemental consolidated financial statements.

                   Park National Corporation and Subsidiaries

             Notes to Supplemental Consolidated Financial Statements

                                December 31, 1999

1.  ORGANIZATION AND ACQUISITIONS

Park National Corporation (Park or the Corporation) is a multi-bank holding company headquartered in Newark, Ohio. Through its banking subsidiaries, The Park National Bank (PNB), The Richland Trust Company (RTC), Century National Bank (CNB), and The First-Knox National Bank of Mount Vernon (FKNB). Park is engaged in a general commercial banking and trust business, primarily in Central Ohio. A new wholly subsidiary of Park, Guardian Finance Company (GFC) began operating in May 1999. GFC is a consumer finance company located in Central Ohio. PNB operates through two banking divisions with the Park National Division
(PND) headquartered in Newark, Ohio and the Fairfield National Division (FND) headquartered in Lancaster, Ohio. FKNB also operates through two banking divisions with the First-Knox National Division (FKND) headquartered in Mount Vernon, Ohio and the Farmers and Savings Division (FSD) headquartered in Loudonville, Ohio. All of the banking subsidiaries and their respective divisions provide the following principal services: the acceptance of deposits for demand, savings, and time accounts; commercial, industrial, consumer and real estate lending, including installment loans, credit cards, home equity lines of credit and commercial and auto leasing; trust services; cash management; safe deposit operations; electronic funds transfers; and a variety of additional banking-related services. See Note 19 for financial information on the Corporation's banking subsidiaries.

On November 20, 2000, Park entered into an Agreement and Plan of Merger (the "Merger Agreement") with Security Banc Corporation (Security), a bank holding company headquartered in Springfield, Ohio providing for a merger of Security into Park. Under the terms of the Merger Agreement, the stockholders of Security are expected to receive .2844 shares of Park's common stock per share of Security common stock in a tax free exchange. Park expects to issue an aggregate of 3,350,000 shares to complete the merger which will be accounted for as a pooling-of-interests. Completion of the merger is subject to certain conditions, including the approval of bank regulators and other governmental agencies, the approval of stockholders of Security and Park, and other conditions to closing customary of a transaction of this type. The merger is expected to be completed during the second quarter of 2001.

Effective April 30, 2000, Park merged with U.B. Bancshares, Inc., a $180 million one bank holding company headquartered in Bucyrus, Ohio. Park issued approximately 325,000 shares of common stock to the stockholders of U.B. Bancshares, Inc. based upon an exchange ratio of .577209 shares of Park common stock for each outstanding share of U.B. Bancshares, Inc. common stock. United Bank, N.A. (UB), the wholly owned subsidiary of U.B. Bancshares, Inc. is being operated as a separate banking subsidiary by Park.

Park also merged with SNB Corp., a $300 million one bank holding company headquartered in Greenville, Ohio, effective April 30, 2000. Park issued approximately 835,000 shares of common stock to the stockholders of SNB Corp. based upon an exchange ratio of 5.367537 shares of Park common stock for each outstanding share of SNB Corp. common stock. Second National Bank (SNB), the wholly owned subsidiary of SNB Corp., is being operated as a separate banking subsidiary by Park.

The mergers with U.B. Bancshares, Inc. and SNB Corp. were both accounted for as pooling-of-interests. The supplemental consolidated financial statements and accompanying notes have been restated to include the accounts and operations of U.B. Bancshares, Inc. and SNB Corp. for all periods presented. The supplemental consolidated financial statements will become the historical consolidated financial statements of Park after financial statements covering the date of consummation of the transaction are issued.

On May 5, 1997, the Corporation merged with First-Knox Banc Corp. (First-Knox), a $569 million bank holding company headquartered in Mount Vernon, Ohio, in a transaction accounted for as a pooling-of-interest. Park issued approximately
2.3 million shares of common stock to the stockholders of First-Knox based upon an exchange ratio of .5914 shares of Park common stock for each outstanding share of First-Knox common stock. The historical financial statements of the Corporation have been restated to show Park and First-Knox on a combined basis.

On September 24, 1999, Park National Division acquired a branch office in Utica, Ohio from National City Bank. In addition to the fixed assets, the purchase included $15 million of deposits. The excess of the cost over net assets purchased was $2 million and is being amortized using the straight-line method over seven years.

On April 17, 1998, United Bank acquired two branch offices located in Galion and Caledonia, Ohio. In addition to the fixed assets, the purchase included $46 million of deposits and $3 million of loans. The excess of the cost over net assets purchased was $5 million and is being amortized using the straight-line method over seven years.

On December 8, 1997, Fairfield National Division acquired three branch offices in Lancaster, Ohio from KeyBank National Association. In addition to the fixed assets, the purchase included $49 million of deposits and $12 million of loans. The excess of the cost over net assets purchased was $6 million and is being amortized using the straight-line method over seven years.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed in the preparation of the supplemental consolidated financial statements:

PRINCIPLES OF CONSOLIDATION

The supplemental consolidated financial statements include the accounts of Park and all of its subsidiaries. Material intercompany accounts and transactions have been eliminated.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

RECLASSIFICATIONS

Certain prior year amounts have been reclassified to conform with current year presentation.

INVESTMENT SECURITIES

Investment securities are classified upon acquisition into one of three categories: Held-to-maturity, available-for-sale, or trading (see Note 4).

Held-to-maturity securities are those securities that the Corporation has the positive intent and ability to hold to maturity and are recorded at amortized cost. Available-for-sale securities are those securities that would be available to be sold in the future in response to the Corporation's liquidity needs, changes in market interest rates, and asset-liability management strategies, among others. Available-for-sale securities are reported at fair value, with unrealized holding gains and losses excluded from earnings and are included in other comprehensive income, net of applicable taxes. At December 31, 1999 and 1998, the Corporation did not hold any trading securities.

Gains and losses realized on the sale of investment securities have been accounted for on the completed transaction method in the year of sale on an "identified certificate" basis.

PREMISES AND EQUIPMENT

Premises and equipment are stated at cost, less accumulated depreciation. Depreciation is generally provided on the straight-line method over the estimated useful lives of the related assets. Leasehold improvements are amortized over the lives of the respective leases or the estimated useful lives of the improvements, whichever are the shorter periods. Upon the sale or other disposal of the assets, the cost and related accumulated depreciation are removed from the accounts and the resulting gain or loss is recognized. Maintenance and repairs are charged to expense as incurred while renewals and improvements are capitalized.

OTHER REAL ESTATE OWNED

Other real estate owned is recorded at the lower of cost or fair market value (which is not in excess of estimated net realizable value) and consists of property acquired through foreclosure, loans in judgment and subject to redemption, and real estate held for sale. Subsequent to acquisition, allowances for losses are established if carrying values exceed fair value less estimated costs to sell. Costs relating to development and improvement of such properties are capitalized (not in excess of fair value less estimated costs to sell), whereas costs relating to holding the properties are charged to expense.

INCOME RECOGNITION

Income earned by the Corporation and its subsidiaries is recognized principally on the accrual basis of accounting. Loan origination fees are amortized over the life of the loans using the interest method on a loan by loan basis, and origination costs are deferred and amortized if material. Certain fees, principally service, are recognized as income when billed or collected.

The Corporation's subsidiaries suspend the accrual of interest when, in management's opinion, the collection of all or a portion of interest has become doubtful. Generally, when a loan is placed on non-accrual, the Corporation's subsidiaries charge all previously accrued and unpaid interest against income. In future periods, interest will be included in income to the extent received only if complete principal recovery is reasonably assured.

ALLOWANCE FOR POSSIBLE LOAN LOSSES

The allowance for possible loan losses is that amount believed adequate to absorb estimated credit losses in the loan portfolio based on management's evaluation of various factors including overall growth in the loan portfolio, an analysis of individual loans, prior and current loss experience, and current and anticipated economic conditions. A provision for loan losses is charged to operations based on management's periodic evaluation of these and other pertinent factors.

Statement of Financial Accounting Standards (SFAS) No. 114, "Accounting by Creditors for Impairment of a Loan", as amended by SFAS No. 118, "Accounting by Creditors for Impairment of a Loan--Income Recognition and Disclosure" requires an allowance to be established as a component of the allowance for loan losses for certain loans when it is probable that all amounts due pursuant to the contractual terms of the loan will not be collected, and the recorded investment in the loan exceeds the fair value. Fair value is measured using either the present value of expected future cash flows based upon the initial effective interest rate on the loan, the observable market price of the loan or the fair value of the collateral if the loan is collateral dependent.

LEASE FINANCING

Leases of equipment, automobiles, and aircraft to customers generally are direct leases in which the Corporation's subsidiaries have acquired the equipment, automobiles, or aircraft with no outside financing.

Such leases are accounted for as direct financing leases for financial reporting purposes. Under the direct financing method, a receivable is recorded for the total amount of the lease payments to be received.

Unearned lease income, representing the excess of the sum of the aggregate rentals of the equipment, automobiles or aircraft over its cost is included in income over the term of the lease under the interest method.

EXCESS OF COST OVER NET ASSETS OF BANKS PURCHASED

The excess of cost over net assets of the banks purchased is being amortized, principally on the straight-line method, over periods ranging from seven to fifteen years.

SUPPLEMENTAL CONSOLIDATED STATEMENTS OF CASH FLOWS

Cash and cash equivalents include cash and cash items, amounts due from banks and federal funds sold. Generally federal funds are purchased and sold for one day periods.

Net cash provided by operating activities reflects cash payments as follows:

                                                                              DECEMBER 31
                                                                   1999            1998             1997
                                                            -------------------------------------------------
                                                                         (Dollars in thousands)

Interest paid on deposits and other borrowings                     $91,148         $93,539         $90,654
                                                            =================================================

Income taxes paid                                                  $19,326         $21,297         $16,076
                                                            =================================================

INCOME TAXES

The Corporation accounts for income taxes using the asset and liability approach. Under this method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax basis of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

STOCK DIVIDEND

The Corporation's Board of Directors approved a 5% stock dividend in November 1999. The additional shares resulting from the dividend were distributed on December 15, 1999 to stockholders of record as of December 3, 1999. The consolidated financial statements, notes and other references to share and per share data have been retroactively restated for the stock dividend.

ACCOUNTING CHANGES

Statement of Financial Accounting Standard ("SFAS") No. 130, "Reporting Comprehensive Income", establishes reporting and display standards for comprehensive income and its components in a full set of general-purpose financial statements. Comprehensive income is defined as the change in equity of a business enterprise during a period from transactions and other events and circumstances arising from nonowner sources. The statement requires the Corporation's unrealized gains or losses on securities available-for-sale, to be included in other comprehensive income. Since SFAS No. 130 only requires additional information, it had no impact on the Corporation's financial position or results of operations. Prior year financial statements have been reclassified to conform with the new requirements. Comprehensive income is presented in the Statements of Changes in Stockholders' Equity.

In June 1998, the Financial Accounting Standards Board issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." The provisions of this statement require that derivative instruments be carried at fair value on the balance sheet. The statement continues to allow derivative instruments to be used to hedge various risks and sets forth specific criteria to be used to determine when hedge accounting can be used. The statement also provided for offsetting changes in fair value or cash flows of both the derivative and the hedged asset or liability to be recognized in earnings in the same period; however, any changes in fair value or cash flow that represent the ineffective portion of a hedge are required to be recognized in earnings and cannot be deferred. For derivative instruments not accounted for as hedges, changes in fair value are required to be recognized in earnings. The provisions of this statement become effective for quarterly and annual reporting beginning January 1, 2001. Although the statement allows for early adoption in any quarterly period that began after June 1998, the Corporation has no plans to adopt the provisions of SFAS No. 133 prior to the effective date. The Corporation did not use any derivative instruments in 1999 and 1998 and as a result does not expect that adoption of this statement will have any impact of the Corporation's financial position, results of operations and cash flows.

3. RESTRICTIONS ON CASH AND DUE FROM BANKS

The Corporation's banking subsidiaries are required to maintain average reserve balances with the Federal Reserve Bank. The average required reserve balance was approximately $24,418,000 and $20,028,000 at December 31, 1999 and 1998,
respectively. No other compensating balance arrangements were in existence at year end.

4. INVESTMENT SECURITIES

The amortized cost and fair values of investment securities at December 31 are as follows (in thousands):

                                                                        1999
                                        ----------------------------------------------------------------------
                                                                              GROSS
                                                               GROSS       UNREALIZED
                                             AMORTIZED       UNREALIZED      HOLDING           ESTIMATED FAIR
SECURITIES AVAILABLE-FOR-SALE                  COST         HOLDING GAINS     LOSSES                VALUE
                                        ----------------------------------------------------------------------
Obligations of U.S. Treasury and other
   U.S. Government agencies                   $293,235           $   158      $  8,813             $284,580
Obligations of states and political
   subdivisions                                151,810               804         2,941              149,673
U.S. Government agencies' asset-backed
   securities and other asset-
   backed securities                           321,602               270         3,673              318,199
Other equity securities                         25,979               377           238               26,118
                                        ----------------------------------------------------------------------
Total                                         $792,626            $1,609       $15,665             $778,570
                                        ======================================================================

                                                                        1999
                                        ----------------------------------------------------------------------
                                                                              GROSS
                                                               GROSS       UNREALIZED
                                             AMORTIZED       UNREALIZED      HOLDING           ESTIMATED FAIR
SECURITIES HELD-TO-MATURITY                    COST         HOLDING GAINS     LOSSES                VALUE
                                        ----------------------------------------------------------------------
Obligations of states and political
   subdivisions                                 $4,290              $131            $2               $4,419
Other asset-backed securities                       31                 1             0                   32
                                        ----------------------------------------------------------------------
Total                                           $4,321              $132            $2               $4,451
                                        ======================================================================

                                                                        1998
                                        ----------------------------------------------------------------------
                                                                              GROSS
                                                               GROSS       UNREALIZED
                                             AMORTIZED       UNREALIZED      HOLDING           ESTIMATED FAIR
SECURITIES AVAILABLE-FOR-SALE                  COST         HOLDING GAINS     LOSSES                VALUE
                                        ----------------------------------------------------------------------
Obligations of U.S. Treasury and other
   U.S. Government agencies                   $257,856          $  4,411        $   58             $262,209
Obligations of states and political
   subdivisions                                142,662             4,688            92              147,258
U.S. Government agencies' asset-backed
   securities and other asset-
    backed securities                          363,166             3,730           246              366,650
Other equity securities                         22,551               764            --               23,315
                                        ----------------------------------------------------------------------
Total                                         $786,235           $13,593          $396             $799,432
                                        ======================================================================

                                                                        1998
                                        ----------------------------------------------------------------------
                                                                              GROSS
                                                               GROSS       UNREALIZED
                                             AMORTIZED       UNREALIZED      HOLDING           ESTIMATED FAIR
SECURITIES HELD-TO-MATURITY                    COST         HOLDING GAINS     LOSSES                VALUE
                                        ----------------------------------------------------------------------


Obligations of U.S. Treasury and other
   U.S. Government agencies                    $     4              $ --           $--              $     4
Obligations of states and political
   subdivisions                                 24,796               844            18               25,622
Other asset-backed securities                    9,573                87             5                9,655
                                        ----------------------------------------------------------------------
Total                                          $34,373              $931           $23              $35,281
                                        ======================================================================

The amortized cost and estimated fair value of investments in debt securities at December 31, 1999 are shown below (in thousands) by contractual maturity except for asset-backed securities which are shown based on expected maturities. The average yield is computed on a tax equivalent basis using a 35 percent tax rate.

                                                                                 WEIGHTED
                                              AMORTIZED         ESTIMATED        AVERAGE           AVERAGE
SECURITIES AVAILABLE-FOR-SALE                   COST            FAIR VALUE       MATURITY           YIELD
                                        ----------------------------------------------------------------------
U.S. Treasury and agencies' notes:
   Due within one year                         $28,515           $28,613           .9 YEARS         6.70%
   Due one through five years                   37,280            36,721          3.1 YEARS         6.40%
   Due five through ten years                  207,670           199,617          7.8 YEARS         6.58%
   Due over ten years                           19,770            19,629         10.5 YEARS         6.85%
                                        ----------------------------------------------------------------------
Total                                         $293,235          $284,580          6.7 YEARS         6.59%
                                        ----------------------------------------------------------------------

Obligations of states and political
   subdivisions:
   Due within one year                         $15,055           $15,094           .8 YEARS         7.50%
   Due one through five years                   38,600            38,770          3.1 YEARS         7.35%
   Due five through ten years                   62,289            61,465          7.8 YEARS         7.30%
   Due over ten years                           35,866            34,344         12.5 YEARS         6.90%
                                        ----------------------------------------------------------------------
Total                                         $151,810          $149,673          7.0 YEARS         7.24%
                                        ----------------------------------------------------------------------

U.S. Government agencies' asset-backed
   securities and other asset-backed
   securities:
     Due within one year                     $  17,575         $  17,603           .7 YEARS         6.68%
     Due one through five years                284,010           281,607          3.6 YEARS         6.77%
     Due five through ten years                 20,017            18,989          5.5 YEARS         6.31%
                                        ----------------------------------------------------------------------
Total                                         $321,602          $318,199          3.6 YEARS         6.74%
                                        ======================================================================


                                                                                 WEIGHTED
                                              AMORTIZED         ESTIMATED        AVERAGE           AVERAGE
SECURITIES HELD-TO-MATURITY                     COST            FAIR VALUE       MATURITY           YIELD
                                        ----------------------------------------------------------------------
Obligations of state and political subdivisions:

     Due within one year                        $1,387            $1,430           .9 YEARS        11.26%
     Due one through five years                  2,128             2,214          2.5 YEARS        10.44%
     Due five through ten years                    630               630          8.0 YEARS         7.63%
     Due over ten years                            145               145         10.9 YEARS         7.63%
                                        ----------------------------------------------------------------------
Total                                           $4,290            $4,419          3.1 YEARS        10.20%
                                        ======================================================================

Other asset-backed securities:
   Due one through five years                      $31               $32          3.6 YEARS         8.70%

Investment securities having a book value of $533,337,000 and $475,109,000 at December 31, 1999 and 1998, respectively, were pledged to collateralize government and trust department deposits in accordance with federal and state requirements and to secure repurchase agreements sold.

In 1999, 1998 and 1997, gross gains of $343,000, $159,000, and $64,000 and gross losses of $5,152,000, $62,000 and $74,000 were realized, respectively. Tax benefits related to net securities losses were $1,674,000 in 1999, and $3,000 in 1997. Tax expense related to net securities gains in 1998 was $34,000.

5. LOANS

The composition of the loan portfolio is as follows:

                                                                                   DECEMBER 31
                                                                              1999             1998
                                                                        -----------------------------------
                                                                              (Dollars in thousands)

Commercial, financial and agricultural                                      $  291,746       $  265,937
Real estate:
   Construction                                                                 78,969           84,389
   Residential                                                                 812,542          780,202
   Commercial                                                                  375,485          338,477
Consumer, net                                                                  448,478          368,886
Leases, net                                                                    120,205           63,315
                                                                        -----------------------------------
Total loans                                                                 $2,127,425       $1,901,206
                                                                        ===================================

Under the Corporation's credit policies and practices, all non-accrual and restructured commercial, financial, agricultural, construction and commercial real estate loans meet the definition of impaired loans under SFAS No. 114 and
118. Impaired loans as defined by SFAS No. 114 and 118 exclude certain consumer loans, residential real estate loans and lease financing classified as non-accrual. The majority of the loans deemed impaired were evaluated using the fair value of the collateral as the measurement method.

Non-accrual and restructured loans are summarized as follows:

                                                                                   DECEMBER 31
                                                                              1999             1998
                                                                        -----------------------------------
                                                                              (Dollars in thousands)

Impaired loans:
   Non-accrual                                                                  $4,284           $3,447
   Restructured                                                                    429              492
                                                                        -----------------------------------
Total impaired loans                                                             4,713            3,939
Other non-accrual loans                                                             --                5
                                                                        -----------------------------------
Total non-accrual and restructured loans                                        $4,713           $3,944
                                                                        ===================================

The allowance for credit losses related to impaired loans at December 31, 1999 and 1998 was $942,000 and $789,000, respectively. All impaired loans for both periods were subject to a related allowance for credit losses.

The average balance of impaired loans was $3,671,000, $3,665,000 and $5,010,000 for 1999, 1998 and 1997, respectively.

Interest income on impaired loans is recognized after all past due and current principal payments have been made, and collectibility is no longer doubtful. For the years ended December 31, 1999, 1998, and 1997, the Corporation recognized $427,000, $253,000 and $436,000, respectively, of interest income on impaired loans, which included $413,000, $225,000 and $423,000, respectively, of interest income recognized using the cash basis method of income recognition.

Certain of the Corporation's executive officers, directors and their affiliates are loan customers of the Corporation's banking subsidiaries. As of December 31, 1999 and 1998, loans aggregating approximately $54,043,000 and $48,457,000, respectively, were outstanding to such parties.

6. ALLOWANCE FOR POSSIBLE LOAN LOSSES

Activity in the allowance for possible loan losses is summarized as follows:

                                                            1999              1998             1997
                                                      -----------------------------------------------------
                                                                     (Dollars in thousands)
Balance, January 1                                           $41,215           $38,764          $35,525
Provision for loan losses                                     11,269             6,978            7,284
Losses charged to the reserve                                (11,084)           (7,658)          (6,723)
Recoveries                                                     3,776             3,131            2,678
                                                      -----------------------------------------------------
Balance, December 31                                         $45,176           $41,215          $38,764
                                                      =====================================================

7.  INVESTMENT IN FINANCING LEASES

The following is a summary of the components of the Corporation's affiliates' net investment in direct financing leases:

                                                                                   DECEMBER 31
                                                                              1999             1998
                                                                        -----------------------------------
                                                                              (Dollars in thousands)
Total minimum payments to be received                                         $ 88,600          $51,698
Estimated unguaranteed residual value of leased property                        44,843           20,642
Less unearned income                                                           (13,238)          (9,025)
                                                                        -----------------------------------
                                                                              $120,205          $63,315
                                                                        ===================================

Minimum lease payments, in thousands, to be received as of December 31, 1999 are:

       2000                                                                    $32,472
       2001                                                                     21,920
       2002                                                                     16,187
       2003                                                                     11,840
       2004                                                                      5,253
       Thereafter                                                                  928
                                                                        -----------------
                                                                               $88,600
                                                                        =================

8. PREMISES AND EQUIPMENT

The major categories of premises and equipment and accumulated depreciation are summarized as follows:

                                                                                   DECEMBER 31
                                                                              1999             1998
                                                                        -----------------------------------
                                                                              (Dollars in thousands)
Land                                                                          $  7,279         $  7,118
Buildings                                                                       32,789           31,918
Equipment, furniture and fixtures                                               35,658           33,625
Leasehold improvements                                                           1,204            1,144
                                                                        -----------------------------------
                                                                                76,930           73,805
Less accumulated depreciation and amortization                                 (44,462)         (40,916)
                                                                        -----------------------------------
                                                                              $ 32,468         $ 32,889
                                                                        ===================================

Depreciation and amortization expense amounted to $4,302,000, $5,182,000 and $3,927,000 for the three years ended December 31, 1999, 1998 and 1997, respectively.

The Corporation and its subsidiaries lease certain premises and equipment accounted for as operating leases. The following is a schedule of the future minimum rental payments required for the next five years under such leases with initial terms in excess of one year (in thousands):

           2000                                                             $  491,644
           2001                                                                405,236
           2002                                                                314,994
           2003                                                                269,183
           2004                                                                244,270
           Thereafter                                                          213,500
                                                                        ----------------
                                                                            $1,938,827
                                                                        ================

Rent expense amounted to $745,000, $693,000 and $666,000, for the three years ended December 31, 1999, 1998 and 1997, respectively.

9. SHORT-TERM BORROWINGS

Short-term borrowings are as follows:

                                                                                   DECEMBER 31
                                                                              1999             1998
                                                                        -----------------------------------
                                                                              (Dollars in thousands)
Securities sold under agreements to repurchase
   and federal funds purchased                                                $165,738         $179,665
Federal Home Loan Bank advances                                                190,100           80,000
Other short-term borrowings                                                      8,420            9,543
                                                                        -----------------------------------
Total short-term borrowings                                                   $364,258         $269,208
                                                                        ===================================

The outstanding balances for all short-term borrowings as of December 31, 1999, 1998 and 1997 (in thousands) and the weighted-average interest rates as of and paid during each of the years then ended are as follows:

                                                         REPURCHASE                        DEMAND NOTES
                                                       AGREEMENTS AND     FEDERAL HOME        DUE U.S.
                                                        FEDERAL FUNDS      LOAN BANK         TREASURY
                                                          PURCHASED         ADVANCES         AND OTHER
                                                      -----------------------------------------------------

1999:

   Ending balance                                          $165,738          $190,100         $  8,420
   Highest month-end balance                                207,025           197,600           10,044
   Average daily balance                                    172,625           133,418            3,898
   Weighted-average interest rate:
     As of year-end                                            4.18%             5.82%            4.47%
     Paid during the year                                      4.09%             5.18%            5.07%

1998:

   Ending balance                                          $179,665           $80,000         $  9,543
   Highest month-end balance                                203,483           104,300            9,543
   Average daily balance                                    173,959            29,356            6,020
   Weighted-average interest rate:
     As of year-end                                            4.19%             6.00%            4.68%
     Paid during the year                                      4.54%             5.83%            5.13%

1997:

   Ending balance                                          $145,015           $18,900         $  5,137
   Highest month-end balance                                180,562            86,000            5,137
   Average daily balance                                    147,965            26,741            2,909
   Weighted-average interest rate:
     As of year-end                                            4.62%             6.25%            5.75%
     Paid during the year                                      4.60%             5.49%            5.25%

At December 31, 1999, Federal Home Loan Bank (FHLB) advances were collateralized by the FHLB stock owned by the Corporation's affiliate banks and by residential mortgage loans pledged under a blanket agreement by the Corporation's affiliate banks.

10. LONG-TERM DEBT

Long-term debt is listed below:

                                                                              DECEMBER 31
                                                                           1999         1998
                                                                       ------------- ------------
                                                                          (Dollars in thousands)
Fixed rate Federal Home Loan Bank advances with
  monthly principal and interest payments:
     6.02% Advance due February 2005                                      $ 3,273       $ 3,286
     5.40% Advance due February 2006                                           95           135
     5.56% Advance due December 2008                                        3,359         3,500
     5.45% Advance due November 2013                                        1,896         1,986
     6.00% Advance due April 2014                                             878          ----
     6.00% Advance due April 2014                                           1,366          ----
     6.25% Advance due April 2016                                              50            65
     2.00% Advance due November 2027                                           38            39
     2.00% Advance due January 2028                                            38            39
     5.60% Advance due August 2003                                           ----         1,443
     5.70% Advance due May 2004                                              ----         3,199
     5.85% Advance due January 2016                                          ----         3,710
Fixed rate Federal Home Loan Bank advances with
   monthly interest payments
     5.91% Advance due April 2003                                           1,000         1,000
     5.96% Advance due June 2005                                            2,000         2,000
     5.85% Advance due September 2005                                       3,000         3,000
                                                                       ------------- ------------
     Total long-term debt                                                 $16,993       $23,402
                                                                       ------------- ------------

At December 31, 1999, Federal Home Loan Bank (FHLB) advances were collateralized by the FHLB stock owned by the Corporation's affiliate banks and by residential mortgage loans pledged under a blanket agreement by the Corporation's affiliate banks.

11. STOCK OPTION PLAN

The Park National Corporation 1995 Incentive Stock Option Plan ("the Park Plan") was adopted April 17, 1995 and amended April 20, 1998. The Park Plan is intended as an incentive to encourage stock ownership by the key employees of the Corporation. The maximum number of common shares with respect to which incentive stock options may be granted under the Park Plan is 735,000. At December 31, 1999, 420,214 shares were available for future grants of options under this plan. Incentive stock options may be granted at a price not less than the fair market value at the date of the grant, and for an option term of up to five years. No incentive stock options may be granted under the Park Plan after January 16, 2005.

In conjunction with the First-Knox Merger in 1997, the Corporation assumed the 1995 First-Knox Director's Stock Option and Stock Appreciation Rights Plan and the 1990 First-Knox Stock Option and Stock Appreciation Rights Plan. Additionally, in conjunction with the merger in 1997, all former First-Knox Plans were terminated with respect to the granting of any additional options and stock appreciation rights.

The stock option plans of SNB Corp. and U.B. Bancshares, Inc. are included in Park's stock option activity and related information summarized below. All data has been restated, as applicable, for subsequent stock dividends.

                                     STOCK OPTIONS          STOCK APPRECIATION RIGHTS
                             ---------------------------- ----------------------------
                                     OUTSTANDING                    OUTSTANDING
                             ---------------------------- ----------------------------
                                              WEIGHTED                      WEIGHTED
                                              AVERAGE                        AVERAGE
                                              EXERCISE                      EXERCISE
                                             PRICE PER                      PRICE PER
                                NUMBER          SHARE          NUMBER        SHARE
                             -------------- -------------   ------------ ----------------

January 1, 1997                  224,782        29.79          27,791          23.52
   Granted                        92,006        59.23               -             -
   Exercised                    (144,247)       26.72         (27,767)         23.52
   Forfeited/Expired              (4,449)       56.26             (24)         22.90
                             -------------- -------------   ------------- -------------
December 31, 1997                168,092        47.88               -             -
   Authorized                          -         -                  -             -
   Granted                        95,759        87.79               -             -
   Exercised                     (37,910)       51.57               -             -
   Forfeited/Expired              (6,832)       58.61               -             -
                             -------------- -------------   ------------- -------------
December 31, 1998                219,109        64.32               -             -
   Granted                        71,407        91.36               -             -
   Exercised                     (36,442)       41.03               -             -
   Forfeited/Expired              (4,257)       84.91               -             -
                             -------------- -------------   ------------- -------------
December 31, 1999                249,817        75.10               -             -

Range of exercise prices:                                     $28.67 - $110.75
Weighted-average remaining contractual life:                  3.4 Years
Exerciseable at year end:                                     239,026
Weighted-average exercise price of exerciseable options:      $75.25

Compensation expense related to stock appreciation rights was $0, $0 and $339,000 in 1999, 1998 and 1997, respectively.

The Corporation has elected to follow Accounting Principles Board Opinion No. 25 "Accounting for Stock issued to Employees" (APB 25) and related interpretations in accounting for its employee stock options because, as discussed below, the alternative fair value accounting provided for under

SFAS No. 123, "Accounting for Stock Based Compensation," requires the use of option valuation models that were not developed for use in valuing employee stock options. Under APB 25, because the exercise price of the Corporation's employee stock options equals the market price of the underlying stock on the date of grant, no compensation expense is recognized.

The fair value of these options was estimated at the date of grant using a Black-Scholes options pricing model with the following weighted-average assumptions for 1999, 1998 and 1997 respectively: risk-free interest rates of 5.50%, 5.25% and 6.25%; a dividend yield of 2.50%, a volatility factor of the expected market price of the Corporation's common stock of .213, .237 and .219 and a weighted-average expected option life of 4.0 years. The weighted-average fair value of options granted were $18.04, $18.52 and $13.28 for 1999, 1998 and 1997, respectively.

The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. In addition, options valuation models require the input of highly subjective assumptions including the expected stock price volatility. Because the Corporation's employee stock options have characteristics significantly different from those traded options and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its employee stock options.

The Corporation's pro-forma information follows:

                                                      1999             1998              1997
                                                -----------------------------------------------------
                                                   (Dollars in thousands, except per share data)

Net income as reported                                $46,787          $47,008           $43,041
Pro-forma net income                                   45,398           45,175            41,965

Basic earnings per share as reported                     4.30             4.31              3.93
Pro-forma basic earnings per share                       4.17             4.14              3.83

Diluted earnings per share as reported                   4.28             4.28              3.91
Pro-forma diluted earnings per share                     4.15             4.12              3.81

12. BENEFIT PLANS

The Corporation has a noncontributory defined benefit pension plan covering substantially all of its employees. The plan provides benefits based on an employee's years of service and compensation. The Corporation's funding policy is to contribute annually an amount that can be deducted for federal income tax purposes using a different actuarial cost method and different assumptions from those used for financial reporting purposes. The employees of SNB Corp. and U.B. Bancshares, Inc. joined the pension plan as new employees during 2000.

                                                                         1999          1998
                                                                    -----------------------------
                                                                       (Dollars in thousands)
CHANGE IN BENEFIT OBLIGATION
Benefit obligation at beginning of year                                 $17,497        $16,498
Service cost                                                              1,197          1,055
Interest cost                                                             1,120          1,189
Actuarial                                                                (1,535)         2,096
Benefits paid                                                            (1,071)        (3,341)
                                                                    -----------------------------
Benefit obligation at end of year                                       $17,208         17,497
                                                                    -----------------------------

CHANGE IN PLAN ASSETS
Fair value of plan assets at beginning of year                           17,135         19,578
Actual return on plan assets                                              2,951            662
Company contributions                                                       602            236
Benefits paid                                                            (1,071)        (3,341)
                                                                    -----------------------------
Fair value of plan assets at end of year                                 19,617         17,135
                                                                    -----------------------------

Funded status of the plan (underfunded)                                   2,409           (362)
Unrecognized net actuarial loss (gain)                                   (2,803)           314
Unrecognized prior service cost                                               9              3
Unrecognized net transaction asset                                          (93)          (157)
                                                                    -----------------------------
Accrued benefit cost                                                  $    (478)          (202)
                                                                    =============================

WEIGHTED-AVERAGE ASSUMPTIONS AS OF DECEMBER 31                           1999             1998
                                                                    -----------------------------
Discount rate                                                            7.64%            6.52%
Expected return on plan assets                                           8.00%            8.00%
Rate of compensation increase                                            5.00%            5.00%

COMPONENTS OF NET PERIODIC BENEFIT COST                                  1999             1998         1997
                                                                    -----------------------------------------
Service cost                                                          $ 1,197          $ 1,055    $    942
Interest cost                                                           1,120            1,189       1,098
Expected return on plan assets                                         (1,369)          (1,555)     (1,375)
Amortization of prior service cost                                         (6)             (64)         (6)
Recognized net actuarial loss                                             (64)             (62)        (60)
                                                                    =========================================
Benefit cost                                                          $   878          $   563    $    599
                                                                    =========================================

The Corporation has a voluntary salary deferral plan covering substantially all of its employees. Eligible employees may contribute a portion of their compensation subject to a maximum statutory limitation. The Corporation provides a matching contribution established annually by the Corporation. Contribution expense for the Corporation was $949,000, $906,000 and $787,000 for 1999, 1998
and 1997, respectively.

The Corporation has a Supplemental Executive Retirement Plan (SERP) covering certain key officers of the Corporation and its subsidiaries with defined pension benefits in excess of limits imposed by federal tax law. At December 31, 1999 and 1998, the accrued benefit cost for this plan totaled $520,000 and$32,000, respectively. The expense for the Corporation was $480,000, $30,000, and $14,000 for 1999, 1998, and 1997, respectively.

13. FEDERAL INCOME TAXES

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Corporation's deferred tax assets and liabilities are as follows:

                                                                                   DECEMBER 31
                                                                              1999             1998
                                                                        -----------------------------------
Deferred tax assets:                                                          (Dollars in thousands)
   Allowance for loan losses                                                   $15,752          $14,147
   Unrealized holding loss on securities                                         4,894                -
   Deferred loan fees                                                              695              461
   Deferred compensation                                                           413              474
   Other                                                                         4,195            3,481
                                                                        -----------------------------------
Total deferred tax assets                                                       25,949           18,563

Deferred tax liabilities:
   Lease revenue reporting                                                      13,011            7,115
   Unrealized holding gain on securities                                             -            4,603
   Fixed assets, principally due to depreciation                                   542              506
   Other                                                                         6,979            5,913
                                                                        -----------------------------------
Total deferred tax liabilities                                                  20,532           18,137
                                                                        -----------------------------------
Net deferred tax assets                                                        $ 5,417          $   426
                                                                        ===================================

The components of the provision for federal income taxes are shown below:

                                                            1999              1998             1997
                                                      -----------------------------------------------------
                                                                     (Dollars in thousands)
Currently payable                                          $13,871           $19,969          $18,623
Deferred                                                     4,487               755              115
                                                      -----------------------------------------------------
Total                                                      $18,358           $20,724          $18,738
                                                      =====================================================

The following is a reconcilement of federal income tax expense to the amount computed at the statutory rate of 35% for the year ended December 31, 1999 and the weighted average statutory rate of 34.9% for the years ended December 31, 1998 and 1997.

                                                             1999              1998             1997
                                                      -----------------------------------------------------

Statutory corporate tax rate                                 35.0%             34.9%            34.9%
Changes in rates resulting from:
   Tax-exempt interest income                                (4.5%)            (3.7%)           (3.5%)
   Tax credits (low income housing)                          (1.8%)             (.9%)            (.8%)
   Other                                                      (.5%)              .3%             (.3%)
                                                      -----------------------------------------------------
Effective tax rate                                           28.2%             30.6%            30.3%
                                                      =====================================================

The following is a summary of the income tax effect allocated to other comprehensive income.

                                                                        YEAR ENDED DECEMBER 31, 1999
                                                              -------------------------------------------------
                                                                  BEFORE-TAX          TAX         NET-OF-TAX
                                                                    AMOUNT          EXPENSE         AMOUNT
                                                               ------------------------------------------------

Unrealized losses on available-for -sale securities               ($32,062)        ($11,172)       ($20,890)
Less: reclassification adjustment for losses realized in net
   income                                                            4,809            1,674           3,135
                                                               ------------------------------------------------
Other comprehensive income                                        $(27,253)         $(9,498)       $(17,755)
                                                               =================================================

                                                                        YEAR ENDED DECEMBER 31, 1998
                                                              -------------------------------------------------
                                                                 Before - Tax     Tax Expense     Net-of-Tax
                                                                    Amount                          Amount
                                                               ------------------------------------------------

Unrealized gains on available-for -sale securities                  $1,653             $570          $1,083
Less: reclassification adjustment for gains realized in net
   income                                                              (97)             (34)            (63)
                                                               ------------------------------------------------
Other comprehensive income                                          $1,556             $536          $1,020
                                                               =================================================

                                                                        YEAR ENDED DECEMBER 31, 1997
                                                              -------------------------------------------------
                                                                 Before - Tax     Tax Expense     Net-of-Tax
                                                                    Amount                          Amount
                                                               ------------------------------------------------

Unrealized gains on available-for-sale securities                    $4,154           $1,448         $2,706
Less: reclassification adjustment for losses realized in net
   income                                                                10                3              7
                                                               ------------------------------------------------
Other comprehensive income                                           $4,164           $1,451         $2,713
                                                               =================================================

14. EARNINGS PER SHARE

SFAS No. 128, "Earnings Per Share" requires the reporting of basic and diluted earnings per share. Basic earnings per share excludes any dilutive effects of options, warrants and convertible securities. Diluted earnings per share is very similar to the previously reported fully diluted earnings per share.

The following table sets forth the computation of basic and diluted earnings per share:

                                                                      YEAR ENDED DECEMBER 31
                                                                1999            1998             1997
                                                          --------------------------------------------------
                                                            (Dollars in thousands, except per share data)
Numerator:
   Net income                                                     $46,787          $47,008         $43,041

Denominator:
   Basic earnings per share:
     Weighted-average shares                                   10,878,045       10,902,374      10,964,198

   Effect of dilutive securities - stock options                   56,158           68,539          57,688

   Diluted earnings per share:
     Adjusted weighted-average shares and assumed
       conversions                                             10,934,203       10,970,913      11,021,886

Earnings per share:
   Basic earnings per share                                         $4.30            $4.31           $3.93
   Diluted earnings per share                                       $4.28            $4.28           $3.91

15. DIVIDEND RESTRICTIONS

Bank regulators limit the amount of dividends a subsidiary bank can declare in any calendar year without obtaining prior approval. At December 31, 1999, approximately $23,291,000 of the total stockholders' equity of the bank subsidiaries is available for the payment of dividends to the Corporation, without approval by the applicable regulatory authorities.

16. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FINANCIAL INSTRUMENTS WITH CONCENTRATIONS OF CREDIT RISK

The Corporation is party to financial instruments with off-balance sheet risk in the normal course of business to meet the financing needs of its customers. These financial instruments include loan commitments and standby letters of credit. The instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the financial statements.

16. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FINANCIAL INSTRUMENTS WITH CONCENTRATIONS OF CREDIT RISK (CONTINUED)

The Corporation's exposure to credit loss in the event of nonperformance by the other party to the financial instrument for loan commitments and standby letters of credit is represented by the contractual amount of those instruments. The Corporation uses the same credit policies in making commitments and conditional obligations as it does for on-balance sheet instruments. Since many of the loan commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loan commitments to customers.

The total amounts of off-balance sheet financial instruments with credit risk are as follows:

                                                                 DECEMBER 31
                                                            1999              1998
                                                      -----------------------------------
                                                            (Dollars in thousands)

Loan commitments                                            $333,273          $312,249
Unused credit card limits                                    102,518           103,041
Standby letters of credit                                      9,538             6,267

The loan commitments are generally for variable rates of interest.

The Corporation grants retail, commercial and commercial real estate loans to customers primarily located in Central Ohio. The Corporation evaluates each customer's credit worthiness on a case-by-case basis. The amount of collateral obtained, if deemed necessary by the Corporation upon extension of credit, is based on management's credit evaluation of the customer. Collateral held varies but may include accounts receivable, inventory, property, plant and equipment, and income-producing commercial properties.

Although the Corporation has a diversified loan portfolio, a substantial portion of the borrowers' ability to honor their contracts is dependent upon the economic conditions in each borrower's geographic location.

17. FAIR VALUES OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used by the Corporation in estimating its fair value disclosures for financial instruments:

       Cash and cash equivalents: The carrying amounts reported in the balance sheet for cash and short-term instruments approximate those assets' fair values.

       Investment securities: Fair values for investment securities are based on quoted market prices, where available. If quoted market prices are not available, fair values are based on quoted market prices of comparable instruments.

       Loans receivable: For variable-rate loans that reprice frequently and with no significant change in credit risk, fair values are based on carrying values. The fair values for certain mortgage loans (e.g., one-to-four family residential) are based on quoted market prices of similar loans sold in conjunction with securitization transactions, adjusted for differences in loan characteristics. The fair values for other loans are estimated using discounted cash flow analyses, using interest rates currently being offered for loans with similar terms to borrowers of similar credit quality.

       Off-balance sheet instruments: Fair values for the Corporation's loan commitments and standby letters of credit are based on the fees currently charged to enter into similar agreements, taking into account the remaining terms of the agreements and the counter parties' credit standing.

       Deposit liabilities: The fair values disclosed for demand deposits (e.g., interest and non-interest checking, savings, and money market accounts) are, by definition, equal to the amount payable on demand at the reporting date (i.e., their carrying amounts). The carrying amounts for variable-rate, fixed-term certificates of deposit approximate their fair values at the reporting date. Fair values for fixed rate certificates of deposit are estimated using a discounted cash flow calculation that applies interest rates currently being offered on certificates to a schedule of aggregated expected monthly maturities on time deposits.

       Short-term borrowings: The carrying amounts of federal funds purchased, borrowings under repurchase agreements, and other short-term borrowings approximate their fair values.

The fair value of financial instruments at December 31, 1999 and 1998 is as follows (in thousands):

                                                           1999                              1998
                                               ------------------------------    ------------------------------
                                                  CARRYING          FAIR            CARRYING         FAIR
                                                   AMOUNT           VALUE            AMOUNT          VALUE
                                               -------------------------------   ------------------------------

Financial assets:
   Cash and federal funds sold                   $   125,525     $   125,525       $   126,705    $   126,705
   Investment securities                             782,891         783,054           833,805        834,167

   Loans:
     Commercial, financial and agricultural          291,746         291,746           265,937        265,937
     Real estate:
     Construction                                     78,969          78,969            84,389         84,389
     Residential                                     812,542         819,264           780,202        780,836
     Commercial                                      375,485         373,678           338,477        338,927
     Consumer, net                                   448,478         446,855           368,886        370,904
                                               -------------------------------   ------------------------------
   Total loans                                     2,007,220       2,010,512         1,837,891      1,840,993
   Allowance for loan losses                         (45,176)              -           (41,215)             -
                                               -------------------------------   ------------------------------
   Loans receivable, net                           1,962,044       2,010,512         1,796,676      1,840,993

Financial liabilities:
   Noninterest bearing checking                      342,680         342,680           338,939        338,939
   Interest bearing checking                         304,491         304,491           295,387        295,387
   Savings                                           365,921         365,921           365,683        365,683
   Money market accounts                             161,245         161,245           171,429        171,429
   Time deposits                                   1,232,116       1,233,193         1,159,240      1,167,329
   Other                                               1,609           1,609             1,700          1,700
                                               -------------------------------   ------------------------------
   Total deposits                                  2,408,062       2,409,139         2,332,378      2,340,467

   Short-term borrowings                             364,258         364,258           269,208        269,208
   Long-term debt                                     16,993          17,665            23,402         23,668

Unrecognized financial instruments:
   Loan commitments                                        -            (333)                -           (312)
   Standby letters of credit                               -             (48)                -            (31)

18. CAPITAL RATIOS

The following table reflects various measures of capital at December 31, 1999 and December 31, 1998 (dollars in thousands):

                                                    1999                                 1998
                                     ------------------------------------ ------------------------------------
                                         AMOUNT             RATIO              AMOUNT             RATIO
                                     ---------------- ------------------- ------------------ -----------------

Total equity (1)                         $290,061             9.26%           $285,737               9.70%
Tier 1 capital (2)                        282,466            13.44%            259,454              13.95%
Total risk-based capital (3)              308,988            14.70%            283,042              15.22%
Leverage (4)                              282,466             9.17%            259,454               9.10%

(1) Computed in accordance with generally accepted accounting principles, including accumulated other comprehensive income.

(2) Stockholders' equity less certain intangibles and accumulated other comprehensive income; computed as a ratio to risk-adjusted assets as defined.

(3) Tier 1 capital plus qualifying loan loss allowance; computed as a ratio to risk-adjusted assets, as defined.

(4) Tier 1 capital computed as a ratio to average total assets less certain intangibles.

The Corporation's Tier 1 capital, total risk-based capital and leverage ratios are well above both the required minimum levels of 4.00%, 8.00% and 4.00%, respectively, and the well-capitalized levels of 6.00%, 10.00% and 5.00%, respectively.

At December 31, 1999, and 1998, all of the Corporation's subsidiary financial institutions met the well-capitalized levels under the capital definitions prescribed in the FDIC Improvement Act of 1991.

19. SEGMENT INFORMATION

The Corporation segment is operations by its banking subsidiaries and their respective divisions. The operating results of the banking subsidiaries and their respective divisions are monitored closely by senior management and each president of the subsidiary or division is held accountable for their results. Information about reportable segments is listed follows (in thousands). See Note 1 for a detailed description of individual banking subsidiaries and their respective divisions

--------------------------------------------------------------------------------------------------------------------
Operating Results for the year ended December 31, 1999
--------------------------------------------------------------------------------------------------------------------
                   PND       FND       RTC       CNB      FKND      FSD       SNB        UB        ALL       TOTAL
                                                                                                 OTHER
--------------------------------------------------------------------------------------------------------------------
Net Int. Income   $41,448   $12,734   $17,739  $16,520   $23,095   $3,211    $10,474    $6,455    $1,086   $132,762
--------------------------------------------------------------------------------------------------------------------
Provision for
Loan Losses           710       755     1,039    1,410     2,353      646      3,200     1,100        56     11,269
--------------------------------------------------------------------------------------------------------------------
Other Income       12,290     2,081     1,261    2,280     4,213      343         61       455       580     23,564
---------------- --------- --------- --------- -------- --------- -------- ---------- --------- --------- ----------
Depreciation &
Amortization        1,092       406       483      489       814      103        457       304       154      4,302
--------------------------------------------------------------------------------------------------------------------
Other Expense      22,649     7,461     9,822    8,727    11,828    1,576      5,693     4,990     2,864     75,610
--------------------------------------------------------------------------------------------------------------------
Income Before
  Income Taxes     29,287     6,193     7,656    8,174    12,313    1,229      1,185       516   (1,408)     65,145
--------------------------------------------------------------------------------------------------------------------
Income Taxes        8,876     1,984     2,571    2,486     3,548      326      (215)     (105)   (1,113)     18,358
--------------------------------------------------------------------------------------------------------------------
Net Income        $20,411    $4,209    $5,085   $5,688    $8,765     $903     $1,400      $621    $(295)    $46,787
--------------------------------------------------------------------------------------------------------------------

                                              Balances at December 31, 1999

Assets       $949,212   $280,451  $435,220     $393,733  $541,724   $62,474   $308,067  $180,216  $(17,734) $3,133,363
Loans         693,579    168,078   243,037      269,897   396,412    62,374    204,606    88,871       571   2,127,425
Deposits      691,356    219,598   354,521      316,702   394,084    57,598    233,873   159,042   (18,712)  2,408,062

                                       Operating Results for the year ended December 31, 1998
                                                                                                    ALL
                    PND       FND        RTC      CNB       FKND       FSD     SNB        UB       OTHER     TOTAL
                   -------------------------------------------------------------------------------------------------
Net Interest
 Income            $39,877   $11,586   $16,018   $15,510   $20,910   $2,827   $10,343    $5,584   $   923   $123,578
Provision for
 Loan Losses         2,880       600     1,602       480     1,116      120       130        50         -      6,978
Other Income        11,468     2,349     2,972     3,079     3,833      268     1,086     1,336        64     26,455
Depreciation &
 Amortization        1,119       354       558       648     1,513      149       418       273       150      5,182
Other Expense       20,483     6,689     9,283     8,168    11,646    1,490     5,466     4,684     2,232     70,141
                   -------------------------------------------------------------------------------------------------
Income Before
 Income Taxes       26,863     6,292     7,547     9,293    10,468    1,336     5,415     1,913    (1,395)    67,732
                   -------------------------------------------------------------------------------------------------
Income Taxes         8,530     2,038     2,541     2,961     2,927      376     1,441       379      (469)    20,724
                   -------------------------------------------------------------------------------------------------
Net Income         $18,333   $ 4,254   $ 5,006   $ 6,332   $ 7,541   $  960   $ 3,974    $1,534   $  (926)  $ 47,008
                   =================================================================================================

                                                        BALANCES AT DECEMBER 31, 1998

Assets              $865,974   $277,482  $413,590    $385,150  $484,965   $62,303    $302,320  $181,780   $(28,685)  $2,944,879
Loans                636,189    149,487   213,360     239,032   351,695    51,749     181,374    78,320          -    1,901,206
Deposits             641,618    219,907   337,964     310,769   394,470    55,789     233,402   159,198    (20,739)   2,332,378

                                          Operating Results for the year ended December 31, 1997
                                                                                                              ALL
                        PND        FND      RTC        CNB       FKND       FSD         SNB       UB         OTHER       TOTAL
                     -------------------------------------------------------------------------------------------------------------
Net Interest
 Income              $39,106     $9,676   $16,018     $14,590   $20,507    $2,569     $10,186    $4,996      $ 790     $118,438
Provision for
 Loan Losses             220        450       650         330     4,870       479         180       105          -        7,284
Other Income          10,648      1,740     2,383       2,571     3,148       211         932       902          -       22,535
Depreciation &
 Amortization            824        219       505         494     1,000        82         439       215        149        3,927
Other Expense         19,138      5,046     9,531       7,928    15,144     1,579       5,182     3,644        791       67,983
                     -------------------------------------------------------------------------------------------------------------
Income Before
 Income Taxes         29,572      5,701     7,715       8,409     2,641       640       5,317     1,934       (150)      61,779
                     -------------------------------------------------------------------------------------------------------------
Income Taxes           9,559      1,808     2,520       2,604       125       128       1,436       452        106       18,738
Net Income           $20,013     $3,893   $ 5,195     $ 5,805   $ 2,516    $  512     $ 3,881    $1,482      $(256)    $ 43,041
                     =============================================================================================================

                                                 Balances at December 31, 1997
Assets              $777,707   $250,324  $401,683    $353,816  $492,315   $63,322    $276,315  $133,065   $(50,784)  $2,697,763
Loans                589,044    137,567   229,658     247,663    340,88    47,107     184,777    71,711         --    1,848,415
Deposits             578,050    211,004   330,922     301,967   384,278    56,946     218,487   115,764     (8,203)   2,189,215

Reconciliation of financial information for the reportable segments to the Corporation's consolidated totals.

                                                                 1999
                          ------------------------------------------------------------------------------------
                            INTEREST    DEPRECIATION      OTHER        INCOME
                             INCOME        EXPENSE       EXPENSE        TAXES         ASSETS       DEPOSITS
                          ------------------------------------------------------------------------------------
Totals for reportable
 segments                    $131,676        $4,148        $72,746      $19,471     $3,151,097    $2,426,774
Elimination of
 intersegment items                --            --             --           --        (40,904)      (18,712)
Parent Co. and GFC
 totals -not eliminated         1,086             4          2,864       (1,113)        23,170            --
Other items                        --           150             --           --             --            --
                          ------------------------------------------------------------------------------------
Totals                       $132,762        $4,302        $75,610      $18,358     $3,133,363    $2,408,062
                          ====================================================================================

                                                                 1998
                          ------------------------------------------------------------------------------------
                            INTEREST    DEPRECIATION      OTHER        INCOME
                             INCOME        EXPENSE       EXPENSE        TAXES         ASSETS       DEPOSITS
                          ------------------------------------------------------------------------------------
Totals for reportable
 segments                    $122,655        $5,032        $67,909      $21,193     $2,973,564    $2,353,117
Elimination of
 intersegment items                 -             -              -            -        (35,764)      (20,739)
Parent Co. totals -not
 eliminated                       923             -              -            -          7,079             -
Other items                         -           150          2,232         (469)             -             -
                          ------------------------------------------------------------------------------------
Totals                       $123,578        $5,182        $70,141      $20,724     $2,944,879    $2,332,378
                          ====================================================================================

                                                                 1997
                          ------------------------------------------------------------------------------------
                            INTEREST    DEPRECIATION      OTHER        INCOME
                             INCOME        EXPENSE       EXPENSE        TAXES         ASSETS       DEPOSITS
                          ------------------------------------------------------------------------------------
Totals for reportable
 segments                    $117,648        $3,778        $67,192      $18,632     $2,748,547    $2,197,418
Elimination of
 intersegment items                 -             -              -            -        (57,181)       (8,203)
Parent Co. totals -not
 eliminated                       790             -            791          106          6,397             -
Other items                         -           149              -            -              -             -
                          ------------------------------------------------------------------------------------
Totals                       $118,438        $3,927        $67,983      $18,738     $2,697,763    $2,189,215
                          ====================================================================================

20. PARENT COMPANY STATEMENTS

The Parent Company statements should be read in conjunction with the supplemental consolidated financial statements and the information set forth below.

Investments in subsidiaries are accounted for using the equity method of accounting.

The effective tax rate for the Parent Company is substantially less than the statutory rate due principally to tax-exempt dividends from subsidiaries.

Cash represents noninterest bearing deposits with a bank subsidiary.

Net cash provided by operating activities reflects cash payments for income taxes of $657,000, $53,000, and $1,045,000 in 1999, 1998 and 1997, respectively.

At December 31, 1999 and 1998, stockholders' equity reflected in the Parent Company balance sheet includes $112.3 million and $108.9 million, respectively, of undistributed earnings of the Corporation's subsidiaries which are restricted from transfer as dividends to the Corporation.

                                                                          Supplemental Balance Sheets
                                                                                  DECEMBER 31
                                                                             1999             1998
                                                                       -----------------------------------
                                                                             (Dollars in thousands)

ASSETS
Cash                                                                        $  37,822        $  42,403
Investment in subsidiaries                                                    204,903          211,613
Debentures receivable from subsidiary banks                                    20,000           12,000
Other investments                                                               1,298              507
Dividends receivable from subsidiaries                                         25,500           21,375
Other assets                                                                    9,426            7,869
                                                                       -----------------------------------
Total assets                                                                 $298,949         $295,767
                                                                       ===================================

LIABILITIES
Dividends payable                                                          $    6,954       $    6,081
Note payable                                                                       --            3,500
                                                                       -----------------------------------
Other liabilities                                                               1,934              449
                                                                       -----------------------------------
Total liabilities                                                               8,888           10,030

Total stockholders' equity                                                    290,061          285,737
                                                                       -----------------------------------
Total liabilities and stockholders' equity                                   $298,949         $295,767
                                                                       ===================================

                        Supplemental Statements of Income

                                                                         YEAR ENDED DECEMBER 31
                                                                   1999           1998           1997
                                                              ----------------------------------------------
                                                                         (Dollars in thousands)

INCOME
Dividends from subsidiaries                                          $36,544        $37,697        $49,371
Interest and dividends                                                   960            923            790
Other                                                                    579             64              -
                                                              ----------------------------------------------
Total income                                                          38,083         38,684         50,161

EXPENSE
Interest Expense                                                          24             --             --
Amortization of intangibles                                               --            295            304
Other, net                                                             2,695          1,937            487
                                                              ----------------------------------------------
Total expenses                                                         2,719          2,232            791
                                                              ----------------------------------------------

Income before federal taxes and equity in undistributed
   earnings of subsidiaries                                           35,364         36,452         49,370

Federal income tax benefit (expense)                                   1,085            469           (106)
                                                              ----------------------------------------------

Income before equity in undistributed earnings
   of subsidiaries                                                    36,449         36,921         49,264

Equity in undistributed earnings of subsidiaries                      10,338         10,087         (6,223)
                                                              ----------------------------------------------

Net income                                                           $46,787        $47,008        $43,041
                                                              ==============================================

                      Supplemental Statements of Cash Flows

                                                                         YEAR ENDED DECEMBER 31
                                                                   1999           1998           1997
                                                              ----------------------------------------------
                                                                         (Dollars in thousands)
OPERATING ACTIVITIES
Net income                                                          $ 46,787       $ 47,008       $ 43,041
Adjustments to reconcile net income to
   net cash provided by operating activities:
     Amortization                                                          -            295            304
     Undistributed earnings of subsidiaries                          (10,338)       (10,087)         6,223
     (Increase) decrease in dividends
       receivable from subsidiaries                                   (4,125)        10,325        (23,000)
     Increase in other assets                                         (1,489)        (1,224)        (1,736)
     Increase (decrease) increase in other liabilities                 1,244           (500)          (259)
                                                              ----------------------------------------------
Net cash provided by operating activities                             32,079         45,817         24,573

INVESTING ACTIVITIES

(Purchase) repayment of debenture from subsidiary bank
                                                                     (10,000)        10,500        (20,500)
Repayment of note payable                                             (3,500)            --             --
Proceeds from note payable                                                --          3,500             --
Capital contribution to subsidiary                                      (300)        (3,631)             -
Purchase of investment securities                                     (1,025)          (423)             -
Other, net                                                             2,000            (42)        (1,379)
                                                              ----------------------------------------------
Net cash used in investing activities                                (12,825)         9,904        (21,879)

FINANCING ACTIVITIES

Cash dividends paid                                                  (24,023)       (19,359)       (15,942)
Proceeds from issuance of common stock                                 3,354            485          3,674
Purchase of treasury stock, net                                       (3,166)       (10,334)        (5,635)
                                                              ----------------------------------------------
Net cash used in financing activities                                (23,835)       (29,208)       (17,903)
                                                              ----------------------------------------------
(Decrease) increase in cash                                           (4,581)        26,513        (15,209)
Cash at beginning of year                                             42,403         15,890         31,099
                                                              ----------------------------------------------
Cash at end of year                                                 $ 37,822       $ 42,403       $ 15,890
                                                              ==============================================

The following exhibits are being filed with this Current Report on Form 8-K:
              Exhibit 23.1 Consent of Independent Auditors
              Exhibit 27.1 Restated Financial Data Schedule for Dec. 31, 1999
              Exhibit 27.2 Restated Financial Data Schedule for Dec. 31, 1998
              Exhibit 27.3 Restated Financial Data Schedule for Dec. 31, 1997

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              PARK NATIONAL CORPORATION
                                              -------------------------
                                                      (Registrant)

Dated: December 21, 2000                 By: /s/ C. Daniel DeLawder
       ------------------------          ---------------------------------------
                                         C. Daniel DeLawder
                                         President and Chief Executive Officer



Dated: December 21, 2000                 By: /s/ John W. Kozak
       ------------------------          ---------------------------------------
                                         John W. Kozak
                                         Chief Financial Officer